UNITED STATES SECURITIES
                             AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

|X|   Preliminary Information Statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|_|   Definitive Information Statement

                               BPK RESOURCES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)   Total fee paid:

--------------------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

--------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)   Filing Party:

--------------------------------------------------------------------------------
(4)   Date Filed:

--------------------------------------------------------------------------------

PRELIMINARY COPY                                                PRELIMINARY COPY
----------------                                                ----------------

                               BPK Resources, Inc.
                               264 Union Boulevard
                                   First Floor
                            Totowa, New Jersey 07512


Dear Stockholder:

      The purpose of this letter is to inform you that we have obtained the written consent of the holder of the majority of the issued and outstanding shares of our common stock to amend our articles of incorporation to:

      (i) increase the number of shares of common stock we are authorized to issue from 100,000,000 to 400,000,000;

      (ii)  eliminate the requirement that we have at least three directors;

      (iii) provide for directors to serve one-year terms rather than three-year terms;

      (iv) provide that directors may only be removed upon the affirmative vote of the holders of seventy-five percent (75%) of the issued and outstanding stock entitled to vote with respect to the election of directors; and

      (v) provide for the limitation of liability of our directors and officers to the fullest extent permitted by the Nevada General Corporation Law.

      The holder of the majority of our issued and outstanding shares of common stock executed a written consent in favor of the foregoing action on June 30, 2005. This consent satisfied the stockholder approval requirements under Nevada law and will allow us to take the proposed action on or after July ___, 2005.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Your consent to the aforementioned action is not required and is not being solicited. The accompanying Information Statement is being furnished to you for informational purposes only. Please read the accompanying Information Statement carefully.

                                     By Order of the Board of Directors


                                     /s/ Christopher H. Giordano
                                     ---------------------------
                                     Christopher H. Giordano
                                     President, Treasurer and Secretary

July   , 2005

PRELIMINARY COPY                                                PRELIMINARY COPY
----------------                                                ----------------


                         ------------------------------

                               BPK RESOURCES, INC.

                               264 UNION BOULEVARD
                                   FIRST FLOOR
                            TOTOWA, NEW JERSEY 07512

                         ------------------------------

                              INFORMATION STATEMENT

                               Dated July   , 2005

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                                  INTRODUCTION

      This Information Statement is being mailed on or about July __, 2005 to the stockholders of record of BPK Resources, Inc. (the "Company") at the close of business on June 30, 2005 (the "record date"). This Information Statement is being sent to you for information purposes only. No action is required or requested on your part.

      This Information Statement is being provided to inform you of the approval of the following amendments to our articles of incorporation (as amended to date, "Articles of Incorporation"):

      (i) increase the number of shares of common stock, $.001 par value per share ("Common Stock"), we are authorized to issue from 100,000,000 to 400,000,000;

      (ii)  eliminate the requirement that we have at least three directors;

      (iii) provide for directors to serve one-year terms rather than three-year terms;

      (iv) provide that directors may only be removed upon the affirmative vote of the holders of seventy-five percent (75%) of the issued and outstanding stock entitled to vote with respect to the election of directors; and

      (v) provide for the limitation of liability of our directors and officers to the fullest extent permitted by the Nevada General Corporation Law.

      The amendments were approved on June 30, 2005, upon the execution of a written consent by the holder of the majority of the issued and outstanding shares of our Common Stock.

      We are currently authorized to issue 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, $.001 par value per share ("Preferred Stock"). As of the close of business on the record date, there were 54,259,503 shares of Common Stock issued and outstanding and 829,775 shares of Series B Convertible Preferred Stock issued and outstanding. Our Common Stock is the only class of our securities entitled to vote on the amendments to our Articles of Incorporation. Each share of Common Stock is entitled to one vote. The affirmative vote or written consent of the holders of a majority of the issued and outstanding shares of our Common Stock is necessary to approve the amendments. The requisite stockholder approval of the amendments was obtained on June 30, 2005.

      The expenses of preparing and mailing this Information Statement and all documents that now accompany or may hereafter supplement it will be borne by us. We will reimburse brokers and other persons holding stock in their names or the names of nominees for their expenses incurred in forwarding this Information Statement to the beneficial owners of such shares.

                   AMENDMENTS TO OUR ARTICLES OF INCORPORATION

      On June 30, 2005, our board of directors executed a written consent authorizing the amendments to our Articles of Incorporation. On June 30, 2005, the holder of the majority of the issued and outstanding shares of our Common Stock acted by written consent to approve the amendments.

      The following is a brief description of each of the amendments to our Articles of Incorporation and the reasons therefor.

Increase in Authorized Shares.
------------------------------

      We have amended our Articles of Incorporation to increase the number of shares of Common Stock we are authorized to issue from 100,000,000 to 400,000,000 shares.

      Our board of directors believed that it was in our best interest to increase the number of authorized shares of Common Stock from 100,000,000 to 400,000,000 in order to have additional shares available to meet our future business needs as they arise. As of the record date, we had 54,259,503 issued and outstanding shares of Common Stock and options, warrants and convertible preferred shares convertible or exercisable for an additional 5,849,775 shares of Common Stock. Our board of directors believed that the availability of such additional shares would provide us with the flexibility to issue Common Stock for a variety of purposes that our board of directors may deem advisable in the future. These purposes could include, among other things, the sale of stock to raise additional capital, the purchase of property or assets, the acquisition of other companies, the use of stock for various equity compensation and other employee benefit plans and arrangements, the declaration of stock splits or dividends, and other bona fide corporate purposes.

      The increase in the number of shares of Common Stock authorized for issuance could, under certain circumstances, be construed as having an anti-takeover effect. For example, in the event a person seeks to effect a change in the composition of our board of directors or contemplates a tender offer or other transaction involving the combination of the Company with another company, it may be possible for us to impede the attempt by issuing additional shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. By potentially discouraging initiation of any such unsolicited takeover attempt, our Articles of Incorporation may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may also have the effect of permitting our current management, including our board of directors, to retain its position indefinitely and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business.

      Our board of directors did not propose this or any of the other amendments to our Articles of Incorporation in response to any effort known to our board of directors to accumulate Common Stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, neither this nor any of the other amendments is part of any plan by management to recommend a series of similar amendments to our board of directors and stockholders. Finally, our board of directors does not currently contemplate recommending the adoption of any other amendments to the Articles of Incorporation that could be construed as affecting the ability of third parties to take over or change the control of the Company.

      If authorized, the additional shares of Common Stock may be issued without further action by our stockholders. Under our Articles of Incorporation, the holders of our Common Stock do not have preemptive rights with respect to future issuances of Common Stock. Thus, should our board of directors elect to issue additional shares of Common Stock, our existing stockholders will not have any preferential rights to purchase such shares and such issuance could have a dilutive effect on the voting power and percentage ownership of these stockholders. The issuance of additional shares of Common Stock could also have a dilutive effect on our earnings per share.

Minimum Number of Directors.
----------------------------

      We have amended our Articles of Incorporation to eliminate the requirement that our board consist of at least three members.

      Our Articles of Incorporation provided for the size of our board of directors to be determined by resolution of the board of directors and required that our board consist of at least three members. The primary purpose of this amendment is to provide our board of directors with more flexibility in determining the number of members and composition of our board of directors. We believe that providing the board of directors with this flexibility is beneficial to the Company.

Terms of Directors.
-------------------

      We have amended our Articles of Incorporation to provide for our directors to serve for a term of one year.

      Our Articles of Incorporation provided for our directors to serve for terms of three years. The Nevada General Corporation Law ("NGCL") requires that the shareholders have an opportunity to elect all directors of a corporation on an annual basis unless the board of directors is divided into separate classes. Since our Articles of Incorporation do not divide our directors into separate classes, it is impermissible to require directors to serve for three-year terms. The foregoing provision was amended solely to comply with applicable Nevada law.

Removal of Directors.
---------------------

      We have amended our Articles of Incorporation to provide that directors may only be removed upon the affirmative vote of the holders of seventy-five percent (75%) of the issued and outstanding stock entitled to vote with respect to the election of directors.

      Our Articles of Incorporation provided that directors may be removed upon the affirmative vote of the holders of seventy-five percent (75%) of the issued outstanding shares of stock entitled to vote therein or, in the event that any removal is approved by the board of directors, by the affirmative vote of holders of fifty percent (50%) of the issued of outstanding stock entitled to vote thereon. The NGCL provides that directors may only be removed by the affirmative vote of holders of at least two-thirds of the shares of stock entitled to vote with respect to the election of directors. The NGCL does not permit a corporation to reduce the vote required to remove a director if the proposed removal has been approved by a corporation's board of directors. This provision of our Articles of Incorporation was, therefore, inconsistent with the NGCL. The foregoing provision was amended solely to comply with applicable Nevada law.

Limitation of Liability of Directors and Officers.
-------------------------------------------------

      We have amended our Articles of Incorporation to provide for the limitation of liability of our directors and officers to the fullest extent permitted under the NGCL.

      The NGCL provides generally that, unless provided otherwise in the corporation's articles of incorporation, directors and officers of a Nevada corporation shall not be individually liable to the to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer of the corporation unless it is proven that: (i) such act or failure to act constituted a breach of fiduciary duty of the director or officer; and (ii) such breach involved intentional misconduct, fraud or a knowing violation of law. Our Articles of Incorporation contained a provision that was inconsistent with the NGCL and did not limit the liability of our directors and officers to the fullest extent permitted by the NGCL. Our board of directors believes that limiting such liability to the fullest extent permitted by the NGCL is useful to continue to attract and retain qualified persons to serve as directors and officers. In order to continue to attract and retain qualified persons to serve as directors and officers of the Company, we concluded that it would be beneficial to provide for such limitation of liability.

Required Vote
-------------

      Under the NGCL, an amendment to a corporation's articles of incorporation requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon.

Action by Written Consent; No Vote Required
-------------------------------------------

      Your consent is not required and is not being solicited in connection with the Proposal. Pursuant to Section 78.320 of the NGCL, unless otherwise provided in a corporation's articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. On June 30, 2005, the holder of the majority of the issued and outstanding shares of Common Stock acted by written consent and authorized the Proposal. Accordingly, the action by written consent of the holder of the majority of the issued and outstanding shares of Common Stock is sufficient, without the concurring consent of any of our other stockholders, to approve and adopt the Proposal.

Notice of Action by Written Consent
-----------------------------------

      Pursuant to Rule 14c-2 of Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended, we are required to distribute an information statement to every stockholder from whom consent is not solicited at least 20 calendar days prior to the earliest date on which the proposed amendment to our Articles of Incorporation becomes effective. This Information Statement serves as the notice required by Rule 14c-2 of Regulation 14C.


Effective Date of the Amendments
--------------------------------

      The amendments to our Articles of Incorporation will become effective upon the filing of a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of Nevada. Our board of directors intends to file the Certificate of Amendment to our Articles of Incorporation as soon as practicable upon the passing of 20 calendar days from the later of (i) the date a definitive copy of this Information Statement is filed with the Securities and Exchange Commission ("SEC") and (ii) the date a definitive copy of this Information Statement is mailed to our stockholders. The full text of the proposed amendment is set forth in Appendix A to this Information Statement. The text of the amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of Nevada and as our board of directors deems necessary and advisable to effect the amendment.

Dissenters' Rights
------------------

      Under the NGCL, our stockholders are not entitled to dissent and obtain payment of the fair value for their shares in connection with the proposed amendment to our Articles of Incorporation.

                    BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

      The following table sets forth, as of June 30, 2005, information with respect to the securities holdings of all persons that we, pursuant to filings with the SEC and our stock transfer records, have reason to believe may be deemed the beneficial owner of more than five percent (5%) of our Common Stock. The following table also sets forth, as of such date, the beneficial ownership of Common Stock by all of our officers and directors, individually and as a group. The beneficial owners set forth below have been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to all Common Stock beneficially owned by that person or entity, subject to the matters set forth in the footnotes to the table below.

                                                         Amount and Nature
                                                           of Beneficial       Percentage
Name and Address of Beneficial Owner                       Ownership (1)      of Class (1)
------------------------------------------------------   ---------------      ------------
Christopher H. Giordano                                          500,000(2)            1.0%
264 Union Boulevard, First Floor
Totowa, New Jersey 07512

Cecile T. DiBona                                                  50,000(2)              *
264 Union Boulevard, First Floor
Totowa, New Jersey 07512

Michael Rosenbum                                                  50,000(2)              *
264 Union Boulevard, First Floor
Totowa, New Jersey 07512

BP Investments Group, LLC                                     27,692,305              51.0%
2400 Fountainview
Houston, Texas 77057

Montex Exploration, Inc.                                       5,000,000               9.2%
43 Addison Road
London, United Kingdom W14 8JH

Millennium International Pension Scheme "JS"                   4,500,000(3)            8.0%
P.O. Box 100
Sydney Van House
Admiral Park
St. Peter Port Guernsey
United Kingdom GY

All officers and directors as a group (3 persons)                600,000               1.1%

----------------------------
* less than one percent

(1) This table has been prepared based on 54,259,503 shares of common stock outstanding as of June 30, 2005.

(2)   Consists of shares issuable upon the exercise of options.

(3)   Includes 1,500,000 shares issuable upon the exercise of warrants.

Change In Control Transaction in Last Fiscal Year.
-------------------------------------------------

      On February 27, 2004, BP Investments Group, LLC, a Delaware limited liability company ("BP Investments"), purchased 5,538,461 shares of our Series A 10% Convertible Preferred Stock, $.001 par value per share (the "Series A Convertible Preferred Stock"), from Ocean Resources Capital Holdings PLC, a public limited company organized under the laws of the United Kingdom ("Ocean Resources"), in consideration for which BP Investments paid Ocean Resources $100,000 and issued a secured promissory note (the "Note") in the principal amount of $1,900,000. The Note accrues interest at a rate of 5% per annum and is due and payable in full on October 1, 2005. BP Investments' obligations under the Note are secured by a Stock Pledge Agreement pursuant to which BP Investments granted a security interest in, and pledged all of its right, title and interest in and to, all of its shares of Series A Convertible Preferred Stock and the shares of Common Stock into which such shares were convertible, to Ocean Resources.

      On March 24, 2004, the Certificate of Designation of Series A Convertible Preferred Stock was amended to: (i) change the conversion rate from one (1) share of Common Stock for each share of Series A Convertible Preferred Stock to five (5) shares of Common Stock for each share of Series A Convertible Preferred Stock; and (ii) remove the provision prohibiting the conversion of the Series A Convertible Preferred Stock into shares equal to or in excess of 4.99% of the outstanding shares of Common Stock

      On April 12, 2004, BP Investments converted all 5,538,461 shares of Series A Convertible Preferred Stock into 27,692,305 shares of Common Stock (the "Conversion"). Immediately after the Conversion, there were 42,459,503 shares of Common Stock issued and outstanding. The 27,692,305 shares of Common Stock issued to BP Investments as a result of the Conversion represented approximately 65.2% of the then issued and outstanding shares of Common Stock. As a result of BP Investments' receipt of a majority of the issued and outstanding shares of our Common Stock, we experienced a change in control. As of the record date, the shares of Common Stock issued to BP Investments represented 51% of our issued and outstanding shares of Common Stock.

      The Note remains outstanding and is secured by the shares of Common Stock issued to BP Investments in the Conversion. Upon the occurrence of an event of default under the Note, Ocean Resources has the right to demand the transfer of such shares of Common Stock into its name or to take control of and manage all or any of such shares. Accordingly, a default by BP Investments under the Note and the subsequent exercise of available remedies by Ocean Resources could result in a change in control of the Company.


                                              BY THE BOARD OF DIRECTORS


                                              /s/ Christopher H. Giordano
                                              ---------------------------
                                              Christopher H. Giordano
                                              Chief Executive Officer

Dated:  July    , 2005

PRELIMINARY COPY                                                PRELIMINARY COPY
----------------                                                ----------------

                                                                      Appendix A
                                                                      ----------

                          AMENDED AND RESTATED ARTICLES
                               OF INCORPORATION OF
                               BPK RESOURCES, INC.

      These Amended and Restated Articles of Incorporation correctly set forth the Articles of Incorporation as heretofore amended, and supersede the original Articles of Incorporation and all amendments to the original Articles of Incorporation.

      First: Name

      The name of the corporation is BPK Resources, Inc.

      Second: Registered Office and Agent

      The address of the registered office of the Corporation in the State of Nevada is 6100 Neil Road, Suite 500, Reno, Nevada 89511-1159, County of Washue. The name and address of the Corporation's resident agent in the State of Nevada is Gregg P. Barnard, at said address, until such time as another agent is duly authorized and appointed by the Corporation.

      Third: Purpose and Business

      The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the Nevada Revised Statutes of the State of Nevada, including, but not limited to the following:

            (a) The Corporation may at any time exercise such rights, privileges, and powers, when not inconsistent with the purposes and object for which this corporation is organized;

            (b) The Corporation shall have power to have succession by its corporate vane in perpetuity, or until dissolved and its affairs wound up according to law;

            (c) The Corporation shall have power to sue and be sued in any court of law or equity;

            (d)   The Corporation shall have power to make contracts;

            (e) The Corporation shall have power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estates hall include the power to take the same by devise or bequest in the State of Nevada, or in any other state, territory or country;

            (f) The Corporation shall have power to appoint such officers and agents as the affairs of the Corporation shall requite and allow them suitable compensation;

            (g) The Corporation shall have power to make bylaws not inconsistent with the constitution or laws of the United States, or of the State of Nevada, for the managements regulation and government of its affairs and property, the transfer of its stock, the transaction of its business and the calling and holding of meetings of stockholders;

            (h) The Corporation shall have the power to wind up and dissolve itself, or be wound up or dissolved;

            (i) The Corporation shall have the power to adopt and use a common seal or stamp, or to not use such seat or stamp and if one is used, to alter the same. The use of a seal or stamp by the corporation on any corporate documents is not necessary. The Corporation may use a seal or stamp, if it desires, but such use or non-use shall not in any way affect the legality of the document;

            (j) The Corporation Shall have the power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures and other obligations and evidence of indebtedness, payable at a specified-time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for another lawful object;

            (k) The Corporation shall have the power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidence in indebtedness created by any other corporation or corporations in the State of Nevada, or any other state or government and, while the owner of such stock, bonds, securities or evidence of indebtedness, to 2 exercise all the rights, powers and privileges of ownership, including the right to vote, if any;

            (l) The Corporation shall have the power to purchase, hold, sell and transfer shares of its own capital stock and use therefor its capital, capital surplus, surplus or other property or fund;

            (m) The Corporation shall have to conduct business, have one or more offices and hold, purchase, mortgage and convey real and personal property in the State of Nevada and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia and in any foreign country;

            (n) The Corporation shall have the pourer to do all and everything necessary and proper for the accomplishment of the objects enumerated in its articles of incorporation, or any amendments thereof, or necessary or incidental to the protection and benefit of the Corporation and, in general, to carry on any lawful business necessary or incidental to the attainment of the purposes of the Corporation, whether or not such business is similar in nature to the purposes set forth in the articles of incorporation of the Corporation, or any amendment thereof;

            (o) The Corporation shall have the power to make donations for the public welfare or for charitable, scientific or educational purposes; and

            (p) The Corporation shall have the power to enter partnerships, general or limited, or joint ventures, in connection with any lawful activities.

      Fourth: Capital Stock

1. Classes and Number of Shares. The total number of shares of all classes of stock, which the corporation shall have authority to issue is Four Hundred Ten Million (410,000,000), consisting of Four Hundred Million (400,000,000) shares of common stock, par value of $0.001 per share (the "Common Stock"), and Ten Million (10,000,000) shares of preferred stock, par value of $0.001 per share (the "Preferred Stock").

2.    Powers and Rights of Common Stock.

      (a) Preemptive Right. No shareholders of the Corporation holding Common Stock shall have any preemptive or other right to subscribe for any additional un-issued or treasury shares of stock or for other securities of any class, or for rights, warrants or options to purchase stock, or for scrip, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges unless so authorized by the Corporation;

      (b) Voting Rights and Powers. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of the Common Stock shall be entitled to cast thereon one (1) vote in person or by proxy for each share of the Common Stock standing in his/her name;

      (c)   Dividends and Distributions.

            (i) Cash Dividends. Subject to the rights of holders of Preferred Stock, holders of Common Stock shall be entitled to receive such cash dividends as may be declared thereon by the Board of Directors from time to time out of assets of funds of the Corporation legally available therefor;

            (ii) Other Dividends and Distributions. The Board of Directors may issue shares of the Common Stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of the Common Stock; and

            (iii) Other Rights. Except as otherwise required by the Nevada
                  Revised Statutes and as may otherwise be provided in these Articles of Incorporation, each share of the Common Stork shall have identical powers, preferences and rights, including rights in liquidation.

3. Preferred Stock. The powers, preferences, rights, qualifications, limitations and restrictions pertaining to the Preferred Stock, or any series thereof, shall be such as may be fixed, from time to time, by the Board of Directors in its sole discretion, authority to do so being hereby expressly vested in such board.

4. Issuance of the Common Stock and the Preferred Stock. The Board of Directors of the Corporation may from time to time authorize by resolution the issuance of any or all shares of the Common Stock and the Preferred Stock herein authorized in accordance with the terms and conditions set forth in these Articles of Incorporation for such purposes, in such amounts, to such persons, corporations, or entities, for such consideration and in the case of the Preferred Stock, in one or more series, all as the Board of Directors in its discretion may determine and without any vote or other action by the stockholders, except as otherwise required by law. The Board of Directors, from time to time, also may authorize, by resolution, options, warrants and other rights convertible into Common Stock or Preferred Stock (collectively "Securities") The Securities must be issued for such consideration, including cash, property; or services, as the Board or Directors may deem appropriate, subject to the requirement that the value of such consideration be no less than the par value of the shares issued. Any shares issued for which the consideration so fixed has been paid or delivered shall be fully paid stock and the holder of such shares shall not be liable for any further call or assessment or any other payment thereon, provided that the actual value of such consideration is not less than the par value of the shares so issued. The Board of Directors may issue shares of the Common Stock in the form of a distribution or distributions pursuant to a stock divided or split-up of the shares of the Common Stock only to the then holders of the outstanding shares of the Common Stock.

5. Cumulative Voting. Except as otherwise required by applicable law, there shall be no cumulative voting on any matter brought to a vote of stockholders of the Corporation.

      Fifth: Adoption of Bylaws

      In the furtherance and not in limitation of the powers conferred by statute and subject to Article Sixth hereof, the Board of Directors is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the Bylaws of the Corporation (the " Bylaws").

      Sixth: Shareholder Amendment of Bylaws

      Notwithstanding Article Fifth hereof, the Bylaws may also be adopted, repealed, rescinded, altered or amended in any respect by the stockholders of the Corporation, but only by the affirmative vote of the holders of not less than seventy-five percent (75%) of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class.

      Seventh: Board of Directors

      The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. Except as may otherwise be provided pursuant to Section 4 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, the exact number of directors of the Corporation shall be determined from time to time by a resolution of the Board of Directors.

      Eight: Term of Board of Directors

      Members of the Board of Directors shall serve for a term of one year until the next annual meeting of the shareholders, or until his successor or successors are elected and qualified or until his death, or resignation or removal.

      Ninth: Vacancies on Board of Directors

      Except as may otherwise be provided pursuant to Section 4 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal, or other causes, shall be filled solely by the quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until such director's death, resignation or removal, whichever first occurs.

      Tenth: Removal of Directors

      Except as may otherwise be provided pursuant to Section 4 of Article Fourth hereof in connection with the rights to elect additional directors under specified circumstances which may be granted to the holders of any class or series of Preferred Stock, any director may be removed from office with or without cause by the affirmative vote of the holders of not less than seventy-five percent (75%) of the voting power of the issued and outstanding stock entitled to vote in connection with the election of such director. Failure of an incumbent director to be nominated to serve an additional term of office shall not be deemed a removal from office requiring any stockholder vote.

      Eleventh: Stockholder Action

      Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called Annual Meeting or at a special meeting of stockholders of the Corporation, unless such action requiring or permitting stockholder approval is approved by a majority of the Directors, in which case such action may be authorized or taken by the written consent of the holders of outstanding shares of Voting Stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted, provided all other requirements of applicable law and these Articles have been satisfied.

      Twelfth: Special Stockholder Meeting

      Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by a majority of the Board of Directors or by the Chairman of the Board or the President. Any other person or persons may not call special meeting. Each special meeting shall be held at such date and time as is requested by the person or persons calling the meeting, within the limits fixed by law.

      Thirteenth: Location of Stockholder Meetings

      Meetings of stockholders of the Corporation may be held within or without the State of Nevada, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of the Nevada Revised Statutes) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

      Fourteenth: Private Property of Stockholders

      The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever and the stockholders shall not be personally liable for the payment of the Corporation's debts.

      Fifteenth: Stockholder Appraisal Rights in Business Combinations

      To the maximum extent permissible under the Nevada Revised Statutes of the State of Nevada, the stockholders of the Corporation shall be entitled to the statutory appraisal rights provided therein, with respect to any business Combination involving the Corporation and any stockholder (or any affiliate or associate of any stockholder), which required the affirmative vote of the Corporation's stockholders.

      Sixteenth: Other Amendments

      The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by applicable law and all rights conferred on stockholders herein granted subject to this reservation.

      Seventeenth: Term of Existence

      The corporation is to have perpetual existence.

      Eighteenth: Liability of Directors

1. Elimination of Liability. Except as otherwise provided in Nevada Revised Statutes Sections 35.230, 90.660, 91.250, 452.200, 452.270, 668.045 and
      694A.030, a director or officer is not individually liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or refusal to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law. In the event that Nevada law is amended to authorize the further elimination or limitation of liability of directors or officers, then this Article Eighteenth shall also be deemed amended to provide for the elimination or limitation of liability to the fullest extent permitted by Nevada law, as so amended.

2. Effect of Amendment or Repeal. Any amendment to or repeal of any of the provisions in this Article Eighteenth shall not adversely affect any right or protection of a director or officer of the Corporation for or with respect to any act or omission of such director or officer occurring prior to such amendment or repeal.